UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2022

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma	73116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.10	LXU	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Sale of Additional Senior Secured Notes due 2028

On March 8, 2022, LSB Industries, Inc. (the “Company”) completed its previously announced issuance and sale of $200 million aggregate principal amount of its 6.250% Senior Secured Notes due 2028 (the “New Notes”). The New Notes constitute a further issuance of the 6.250% Senior Secured Notes due 2028, of which $500 million aggregate principal amount was issued on October 14, 2021 (such previously issued notes together with the New Notes, the “Notes”). The New Notes were issued pursuant to an indenture, dated as of October 14, 2021 (the “Indenture”), by and among the Company, the subsidiary guarantors named therein, and Wilmington Trust, National Association, a national banking association, as trustee and collateral agent (the “Notes Trustee”). The New Notes were issued at a price equal to 100.000% of their face value, plus accrued interest from October 14, 2021 to March 8, 2022, in a transaction exempt from the registration requirements under the Securities Act of 1933 (the “Securities Act”) and will be resold to eligible purchasers in reliance on Rule 144A under the Securities Act and to non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes will mature on October 15, 2028 and rank senior in right of payment to all of the Company’s debt that is expressly subordinated in right of payment to the notes, and will rank pari passu in right of payment with all of the Company’s liabilities that are not so subordinated, including the Company’s revolving credit facility (the “Revolving Credit Facility”). The Company’s obligations under the Notes are jointly and severally guaranteed by the subsidiary guarantors named in the Indenture on a senior secured basis.

Interest on the Notes accrues at a rate of 6.250% per annum and is payable semi-annually in arrears on May 15 and October 15 of each year, beginning on May 15, 2022, to the holders of record on the immediately preceding May 1 and October 1. Interest on the New Notes accrues from October 14, 2021.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs and is continuing, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest on all the Notes to be due and payable.

The foregoing description of the Indenture is not intended to be complete and is qualified in its entirety by reference to the complete text of the Indenture (including the form of the Notes and the guarantees included therein), which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 8, 2022, the Company issued a press release announcing the closing of the offering of the New Notes.

A copy of the press release announcing the closing of the offering of the New Notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including the Exhibits attached hereto, includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company makes these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical fact, included in this Current Report on Form 8-K, including the Exhibits hereto, may constitute forward-looking statements. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, (i) the Company’s business plans may change as circumstances warrant or (ii) any of the risk factors discussed from time to time in each of our documents and reports filed with the Securities and Exchange Commission. Unless required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect circumstances or events after the date of this Current Report on Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, regardless of any incorporation by reference language in any such filing, except as shall be expressly set forth by specific reference to this Item 7.01 or Exhibit 99.1 in such filing.

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of October 14, 2021, among LSB Industries, Inc., the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 15, 2021).

4.2	Form of 6.250% Senior Secured Notes due 2028 (included in Exhibit 4.1).

99.1	Press Release, dated March 8, 2022, announcing the closing of the offering of the New Notes.

104	Cover Page Interactive Data File (embedded within the XBRL document)

Exhibit Index

Exhibit Number	Description

4.1	Indenture, dated as of October 14, 2021, among LSB Industries, Inc., the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 15, 2021).

4.2	Form of 6.250% Senior Secured Notes due 2028 (included in Exhibit 4.1).

99.1	Press Release, dated March 8, 2022, announcing the closing of the offering of the New Notes.

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2022

LSB INDUSTRIES, INC.

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Executive Vice President and General Counsel

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